[LETTERHEAD OF DECHERT LLP]

February 10, 2010

VIA EDGAR

U.S. Securities and Exchange Commission
Judiciary Plaza
100 F Street, N.E.
Washington, D.C. 20549
Attention: Patricia Williams, Division of Investment Management

Re:	Market Vectors ETF Trust
(File Nos. 333-123257 and 811-10325)

Dear Ms. Williams:

We are writing to you on behalf of Market Vectors ETF Trust (the “Trust”) in order to request selective review of Post-Effective Amendment No. 108 to the Fund’s registration statement on Form N-1A to be filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended (the “Amendment”).

The Trust is incorporating changes to the Prospectuses and Statement of Additional Information in compliance with changes to Form N-1A, effective March 31, 2009. Aside from usual and customary “annual update” changes, and certain other non-material disclosure changes which could otherwise be included in a Rule 485(b) filing, the Trust will make only those disclosure changes necessary to reflect and implement the revisions to Form N-1A.

The Trust believes that the Amendment is an ideal candidate for selective review pursuant to the guidance set forth in Investment Company Act Release No. 13768 (“IC-13768”). In accordance with IC-13768, we hereby request selective review of the Trust’s registration statement limited to the disclosure items relating to incorporating changes to the Prospectuses and Statement of Additional Information in compliance with changes to Form N-1A, as discussed above. Selective review would serve to expedite the review process for the Trust as well as use the staff’s time more effectively.

Pursuant to the requirements of IC-13768, the Trust will file a copy of this letter with the Amendment.

Should you have any questions regarding the Amendment or the foregoing matters, please do not hesitate to contact me at (212) 698-3529.

Very truly yours,

/s/ Stuart M. Strauss

Stuart M. Strauss